

Q4 2021 SUPPLEMENTAL

TABLE OF CONTENTS

COVER: Sante Silverdale, operated by Sante Partners, in Silverdale, WA.

FORWARD LOOKING STATEMENTS AND RISK FACTORS:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking. Such risks and uncertainties include, among other things, the impact of COVID-19 on our tenants and the risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2020. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended December 31, 2021.

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), is a real estate investment trust specializing in sale-leaseback, joint-venture, mortgage and mezzanine financing of need-driven and discretionary senior housing and medical facility investments. NHI's portfolio consists of independent, assisted and memory care communities, entrance-fee retirement communities, skilled nursing facilities, medical office buildings and specialty hospitals.

LEADERSHIP



Eric Mendelsohn
President & CEO



Kristin S. Gaines
Chief Credit Officer



Kevin Pascoe
Chief Investment Officer



John Spaid
Chief Financial Officer



David Travis
Chief Accounting Officer



Michelle Kelly
SVP, Investments



Dana Hambly
VP, Investor Relations

ANALYST COVERAGE

Aaron Hecht, JMP Securities
Connor Siversky, Berenberg
Daniel Bernstein, Capital One Securities, Inc.
John Kim, BMO Capital Markets
Jordan Sadler, KeyBanc Capital Markets
Michael Lewis, Truist Securities
Rich Anderson, SMBC Nikko Securities America, Inc.
Steve Manaker, Stifel
Tayo Okusanya, Credit Suisse

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

PORTFOLIO OVERVIEW

HIGHLIGHTS

- Diversified portfolio of exceptional healthcare properties
- Conservatively managed balance sheet
- Industry leading FFO growth
- Healthy dividend coverage



AS OF FEBRUARY 22, 2022

137	SENIOR HOUSING
75	SKILLED NURSING
1	HOSPITAL

213	31	33
PROPERTIES	OPERATING PARTNERS	STATES

EXCLUDES PROPERTIES HELD FOR SALE


PARTNERS[1]
16% NHC
10% ENSIGN
7% LCS
20% SLC
13% BICKFORD
4% HSM
4% CHANCELLOR
3% DISCOVERY
3% PRESTIGE
2% SLM
14% OTHER
4% SMALL

Regional 63% Public 26% Small 4% National Private Chain 7%


ASSETS[1]
SKILLED 35%
1% HOSPITAL & MOB
ENTRANCE FEE 30%
2% INDEPENDENT LIVING
ASSISTED LIVING 23%
SENIOR LIVING CAMPUS 6%
OTHER INCOME[2] 3%

Sr. Hsng. Need-Driven 29% Sr. Hsng. Discretionary 32% Medical 36% Other Income 3%[2]

[1] *Based on annualized cash revenue of $236.1 million in place at December 31, 2021.*
[2] *Other income consists primarily of revenue from non-mortgage notes receivable.*

PORTFOLIO SUMMARY

as of December 31, 2021 (dollars in thousands)

	Properties	Units	YTD GAAP Revenue	YTD Straight Line	YTD Cash Revenue	Full Year Impact	Annualized Cash Revenue
Leases							
Senior Housing - Need Driven							
Assisted Living	81	4,350	$ 51,477	$ 3,343	$ 48,134	$ (170)	$ 47,964
Senior Living Campus	11	1,507	17,289	1,435	15,854	(1,821)	14,033
Total Senior Housing - Need Driven	92	5,857	68,766	4,778	63,988	(1,991)	61,997
Senior Housing - Discretionary							
Independent Living	22	2,591	23,566	4,801	18,765	(13,089)	5,676
Entrance-Fee Communities	11	2,707	61,552	3,027	58,525	182	58,707
Total Senior Housing - Discretionary	33	5,298	85,118	7,828	77,290	(12,907)	64,383
Total Senior Housing	125	11,155	153,884	12,606	141,278	(14,898)	126,380
Medical Facilities							
Skilled Nursing	72	9,433	82,457	712	81,745	(212)	81,533
Hospitals	1	64	2,429	397	2,032	1,389	3,421
Total Medical Facilities	73	9,497	84,886	1,109	83,777	1,177	84,954
Current Year Disposals and Held for Sale			20,641	888	19,753	(19,753)	—
Total Leases	198	20,652	259,411	14,603	244,808	(33,474)	211,334
Escrow funds received from tenants			11,638		11,638	(11,638)	—
Total Rental Income			271,049		256,446	(45,112)	211,334
Mortgages and Other Notes Receivable							
Senior Housing - Need Driven	9	565	6,329		6,329	722	7,051
Senior Housing - Discretionary	2	714	12,535		12,535	(1,896)	10,639
Skilled Nursing	3	180	402		402	(9)	393
Other Notes Receivable	—	—	5,267		5,267	1,405	6,672
Total Mortgage and Other Notes	14	1,459	24,533		24,533	222	24,755
Investment and Other Income			3,133		3,133	(3,133)	—
Total Revenue			$ 298,715	$ 14,603	$ 284,112	$ (48,023)	$ 236,089

OPERATING PARTNERS

	Ownership	Market Focus	% of Revenue[1]
Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	SHO	20%
Founded in 1971, National HealthCare Corporation (NYSE American: NHC) is a publicly traded operator, specializing in skilled nursing centers along with assisted and independent living facilities. NHC oversees more than 9,000 skilled nursing beds across 10 states, with properties located in the Southeastern, Northeastern, and Midwestern parts of the United States.	Public	SNF/SHO	16%
Bickford Senior Living manages or operates over 60 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SHO	13%
The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 13 states.	Public	SNF	10%
Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	SHO	7%
Chancellor Health Care is based in Windsor, California and formed in 1992. Chancellor operates on the full continuum of care and has more than 15 properties across 6 states, which include California, Colorado, Illinois, Maryland, Oregon, and Texas and serves over 750 seniors.	Private	SHO	4%
Health Services Management is a non-profit formed in 2000. The Company operates more than 20 skilled nursing and assisted living facilities located in Florida, Indiana, Tennessee, and Texas.	NFP	SNF	4%
For more than 25 years, Discovery Senior Living has become a recognized industry leader in developing, building and operating luxury, resort-style communities across the United States. Discovery provides more than 8,500 homes for seniors which include: villas, senior apartments, independent living, supervised independent living, assisted living and memory care homes.	Private	SHO	3%
Prestige Care operates a family of more than 80 senior communities throughout the western United States. Prestige Care provides a comprehensive senior service experience, offering assisted living, independent living, memory care, skilled nursing and rehabilitation. The company holds firm to a set of core values – respect, integrity, commitment and trust – that guide every aspect of its mission to personally touch lives every day.	Private	SHO	3%
Senior Living Management Corporation is based in Coconut Creek, Florida and operates assisted living, memory care and skilled nursing facilities in Florida, Georgia and Louisiana.	Private	SHO	2%

[1]*Based on annualized cash revenue of $236.1 million for contracts in place at December 31, 2021.*

EBITDARM LEASE COVERAGE

NHI TOTAL PORTFOLIO

Property Type	SHO	SNF	MEDICAL NON-SNF	TOTAL
Properties	122	74	2	198
3Q20	1.22x	2.94x	2.63x	1.78x
3Q21	1.01x	2.85x	3.00x	1.61x

Property Class	NEED DRIVEN	NEED DRIVEN EXCL. BICKFORD	DISCRETIONARY	DISCRETIONARY EXCL. SLC & HOLIDAY	MEDICAL	MEDICAL EXCL. NHC
Properties	92	50	30	4	76	34
3Q20	1.15x	1.15x	1.28x	1.66x	2.92x	2.19x
3Q21	0.84x	0.76x	1.20x	1.75x	2.86x	2.02x

Customers	NHC[1]	SLC	BICKFORD	HOLIDAY
Properties	42	10	42	17
3Q20	3.84x	1.18x	1.16x	1.17x
3Q21	3.94x	1.19x	0.91x	0.88x

NHI SAME-STORE PORTFOLIO[2]

Property Type	SHO	SNF	MEDICAL NON-SNF	TOTAL
Properties	116	74	1	191
3Q20	1.21x	2.94x	3.28x	1.77x
3Q21	1.01x	2.85x	3.49x	1.60x

Property Class	NEED DRIVEN	NEED DRIVEN EXCL. BICKFORD	DISCRETIONARY	DISCRETIONARY EXCL. SLC & HOLIDAY	MEDICAL	MEDICAL EXCL. NHC
Properties	86	44	30	4	75	33
3Q20	1.15x	1.14x	1.28x	1.66x	2.95x	2.19x
3Q21	0.83x	0.74x	1.20x	1.75x	2.87x	1.96x

Customers	NHC[1]	SLC	BICKFORD	HOLIDAY
Properties	42	10	42	17
3Q20	3.84x	1.18x	1.16x	1.17x
3Q21	3.94x	1.19x	0.91x	0.88x

NHI DISPOSITIONS

Property Type	LEGACY SHO	SHO DISPOSITIONS	SHO	LEGACY TOTAL	TOTAL DISPOSITIONS	TOTAL
Properties	141	19	122	221	23	198
3Q20	1.18x	0.88x	1.22x	1.73x	1.32x	1.78x
3Q21	0.96x	0.51x	1.01x	1.58x	1.21x	1.61x

Customers	LEGACY BICKFORD	BICKFORD DISPOSITIONS	BICKFORD	LEGACY HOLIDAY	HOLIDAY DISPOSITIONS	HOLIDAY
Properties	48	6	42	26	9	17
3Q20	1.12x	0.85x	1.16x	1.16x	1.11x	1.17x
3Q21	0.85x	0.39x	0.91x	0.84x	0.72x	0.88x

All tables based on trailing 12 months; excludes transitioned properties under cash-flow based leases, loans, mortgages; excludes development and lease up properties in operation less than 24 months; and includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months.

1 *NHC based on corporate-level Fixed Charge Coverage Ratio and includes 3 independent living facilities.*

2 *Excludes properties that have transitioned operators in past 24 months*

PURCHASE OPTIONS & LEASE MATURITIES

Tenant Purchase Options (dollars in thousands)

Asset Type	Properties	Lease Expiration	1st Option Open Year	Option Type	Current Cash Rent ($)	% of Total[1]
HOSP	1	March 2025	Exercised	B	2,076	0.88 %
SNF	7	August 2028	2025	C	3,697	1.57 %
SHO	2	May 2035	2027	B	5,592	2.37 %
SNF	1	September 2028	2028	C	492	0.21 %
						5.03 %

Option Type:
A. Greater of fixed base price or fair market value
B. Fixed base price plus a specified share on any appreciation
C. Fixed base price
D. Fixed capitalization rate on lease revenue

[1] *Based on annualized cash revenue of $236.1 million for contracts in place at December 31, 2021.*

Lease Maturities (annualized cash rent; dollars in thousands)

	Properties	SHO ($)	SNF ($)	Other ($)	Total ($)
2022	11	3,350	—	—	3,350
2023	14	10,332	3,059	—	13,391
2024	2	757	—	—	757
2025	1	537	—	—	537
2026	35	1,360	32,780	—	34,140
2027	3	12,020	—	—	12,020
2028	11	1,337	4,189	—	5,526
2029	32	57,825	13,907	—	71,732
2030	6	3,407	—	—	3,407
Thereafter	83	35,454	27,599	3,421	66,474

INVESTMENT RATIONALE

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

- FOCUSED ON GROWING WITH OUR 31 OPERATING PARTNERS AND SELECT NEW CUSTOMERS
- DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS
- EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION
- LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES
- TARGET 60/40 EQUITY/DEBT FUNDING MIX

Investment History*
(dollars in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
$752.1
$571.0
$310.1
$447.7
$214.0
$364.3
$329.0
$226.9
$120.5
2013
2014
2015
2016
2017
2018
2019
2020
2021
Existing Relationship
New Relationship
10-Year Treasury
WACY


NOTES
10%
LEASE
90%
INVESTMENT STRUCTURE

*The average age of properties acquired since 2014-2021 is **17.8 years.** The total portfolio average age is **25.7 years.**

RECENT INVESTMENTS

Recent Lease Activity

(dollars in thousands)	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q2 2021								
Vizion Health*	HOSP	Lease	64/1	OK	8.50%	$ 40,250	$ (40,250)	$ —
Navion Senior Solutions	SHO	Lease	48/1	TN	7.50%	6,600	(6,600)	—
						$ 46,850	$ (46,850)	$ —
Q3 2020								
Encore Senior Living	SHO	Lease	43/1	WI	7.50%	$ 12,300[2]	$ (12,300)	$ —
Q2 2020								
Autumn Trace*	SHO	Lease	88/2	IN	7.25%	14,250	(14,250)	—
Q1 2020								
Life Care Services	EFC	JV	401/1	WA	6.75%	134,892	(134,892)	—
Bickford Senior Living	SHO	Lease	60/1	MI	8.00%	15,100[3]	(15,100)	—
						$ 176,542	$ (176,542)	$ —

Recent Loan Origination and Other Development Activity

(dollars in thousands)	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q1 2022								
Encore Senior Living	SHO	Construction Loan	108/1	WI	8.50%	$ 28,500	$ (2,218)	$ 26,282
Q2 2021								
Montecito Medical*	MOB	Mezzanine Loan	N/A	N/A	9.50%[4]	$ 50,000	$ (12,320)	$ 37,680
Vizion Health*	HOSP	Corporate	N/A	N/A	8.50%	20,000	(19,883)	117
Navion Senior Solutions	SHO	Corporate	N/A	N/A	8.00%	3,600	(3,600)	—
						$ 73,600	$ (35,803)	$ 37,797
Q4 2020								
Encore Senior Living	SHO	Construction Loan	110/1	WI	8.50%	$ 22,200	$ (17,708)	$ 4,492
Q2 2020								
Bickford Senior Living	SHO	Construction Loan	64/1	VA	9.00%	14,200	(7,955)	6,245
Watermark Retirement	SHO	Working Capital Note	420/2	CT	7.50%	5,000	(3,307)	1,693
Q1 2020								
Timber Ridge OpCo	SHO	Working Capital Note	N/A	N/A	6.00%	5,000	—	5,000
Bickford Senior Living	SHO	Mortgage	56/2	IN	7.00%	4,000	(4,000)	—
						$ 50,400	$ (32,970)	$ 17,430
Other Loan and Development Commitments								
Life Care Services	EFC	Senior Note	466/1	AZ	7.25%	$ 118,800	$ (110,794)	$ 8,006
Bickford Senior Living	SHO	Construction Loan	119/2	MI, VA	9.00%	28,700	(28,700)	—
Senior Living Communities	SHO	Revolving Credit	N/A	N/A	Variable	20,000	(9,566)	10,434
Watermark Retirement	EFC	Renovation	420 / 2	CT	7.50%	6,500	(4,436)	2,064
Encore Senior Living	EFC	Construction Loan	53/1	WI	8.50%	10,800	(9,071)	1,729
Navion Senior Solutions	SHO	Renovation	48/1	TN	8.00%	3,650	(213)	3,437
Others	N/A	Various	N/A	N/A	Various	2,850	(576)	2,274

** Indicates new operating relationship*

[1] Building count excludes renovations.

[2] Acquisition was partially funded with the cancellation of a $3.9 million second mortgage due from Encore Senior Living (formerly 41 Management).

[3] Acquisition was partially funded with the cancellation of a $14.0 million construction loan due from Bickford.

[4] NHI can earn an additional 2.5% in interest based upon certain future capital events including asset sales and recapitalizations.

CAPITALIZATION OVERVIEW

(dollar and share amounts in thousands)

QUARTER ENDED / AS OF	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
Balance Sheet Data					
Gross cost of real estate assets	$ 2,894,548	$ 3,021,664	$ 3,241,699	$ 3,266,255	$ 3,265,070
Total assets	2,838,876	2,912,177	3,077,445	3,183,273	3,120,489
Total liabilities	1,321,893	1,362,971	1,520,385	1,620,558	1,597,544
Total noncontrolling interests	9,900	10,149	10,345	10,530	10,711
Total stockholder's equity attributable to NHI	1,507,083	1,539,057	1,546,715	1,552,185	1,512,234
Operating Data					
Total revenue	$ 69,668	$ 73,833	$ 74,330	$ 80,885	$ 81,238
Rental revenue - GAAP	60,907	67,043	68,351	74,749	74,941
Straight-line rents	2,414	3,798	4,150	4,241	4,930
Rental revenue - Cash[1]	54,374	60,063	62,026	68,347	67,548
Cash NOI	63,290	66,610	68,130	74,607	73,802
Adjusted EBITDA[2]	61,733	66,364	68,496	70,485	74,907
Interest expense	12,282	12,715	12,840	12,973	12,293
General & administrative expense	3,202	3,650	3,588	7,989	3,177
NAREIT FFO per common share	1.07	1.16	1.16	1.23	1.28
Normalized FFO per common share	1.06	1.15	1.16	1.24	1.37
Capitalization					
Common shares outstanding at end of each period	45,851	45,851	45,851	45,851	45,186
Market value of equity at end of each period	$ 2,635,057	$ 2,453,029	$ 3,074,310	$ 3,314,110	$ 3,125,516
Total debt	1,242,883	1,285,287	1,434,744	1,524,725	1,499,285
Secured debt	77,038	95,077	95,169	95,260	95,354
Net debt	1,205,471	1,236,894	1,402,200	1,411,350	1,455,941
Total market capitalization, including net debt	3,840,528	3,689,923	4,476,510	4,725,460	4,581,457
Ratios					
Interest coverage ratio	5.0x	5.2x	5.3x	5.4x	6.1x
Fixed charge coverage ratio	5.2x	5.4x	5.6x	5.7x	6.4x
Net debt to adjusted EBITDA (annualized)	4.9x	4.8x	5.1x	5.0x	4.9x
Net debt as a percentage of market capitalization	32.9%	33.5%	31.3%	29.9%	31.8%
Total Debt / Gross Assets	36.4%	36.7%	38.8%	40.1%	40.3%
Secured Debt / Gross Assets	2.3%	2.7%	2.6%	2.5%	2.6%
Dividend Information					
Regular dividends declared per common share	$ 0.90	$ 0.90	$ 0.90	$ 1.1025	$ 1.1025
Normalized FFO payout ratio per common share	84.9%	78.3%	77.6%	88.9%	80.5%
Dividends declared	$ 41,266	$ 41,266	$ 41,266	$ 50,550	$ 49,818
Normalized FFO payout ratio	84.8%	78.6%	77.6%	89.7%	80.9%
Normalized FAD payout ratio	89.9%	80.6%	78.1%	84.9%	84.4%
Portfolio Statistics					
Number of Properties	212	222	236	242	242

[1] *Excludes escrow funds received from tenants.*
[2] *For all periods presented the calculation of EBITDA includes GAAP interest expense, which excludes amounts capitalized during the period.*

CAPITAL STRUCTURE

Fixed Charge Coverage


10
8
6
4
2
0
6.4x
6.0x
5.4x
6.0x
5.5x
2017
2018
2019
2020
2021


UNSECURED, VARIABLE
30%
UNSECURED, FIXED
64%
DEBT1
6%
SECURED, FIXED

Revolver Liquidity (dollars in millions)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$252.0
$520.0
$525.0
$550.0
$550.0
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Balance
Available

Net Debt to Adjusted EBITDA


5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
4.2x
4.5x
4.7x
4.7x
4.9x2
2017
2018
2019
2020
2021

December 31, 2021 (dollars in thousands)		Amount	Rate[3]	% of Total	Maturity[3]
Secured Debt					
Fixed Rate					
Fannie Mae Mortgage Loans	$	77,038	3.97%	6.2%	3 years
Total Secured Debt		77,038			
Unsecured Debt					
Fixed Rate					
Private Placement		400,000	4.15%	31.9%	3 years
Public Bonds		400,000	3.00%	31.9%	9 years
Variable Rate					
Revolving Credit Facility		—	—%	—%	0.6 years
Term Loans		375,000	1.41%	30.0%	1 year
Total Unsecured Debt		1,175,000			
Subtotal		1,252,038	2.95%	100.0%	4 years
Note Discounts		(2,992)			
Unamortized Loan Costs		(6,233)			
Total Debt	$	1,242,883			

[1] *Excludes impact of unamortized discounts and loan costs*
[2] *Annualized, see page 19 for reconciliation*
[3] *Weighted average*

DEBT MATURITIES

Debt Schedule

(dollars in thousands)

Financial Instrument		Amount Outstanding [1]	Interest Rate [2]	Fixed/ Variable	Maturity	Years to Maturity	Secured
Credit Facility							
$550MM Revolver (L + 120)[3]	$	—	1.30%	Variable	Aug-22	0.6	No
Bank Term Loan (L + 135)		75,000	1.45%	Variable	Aug-22	0.6	No
Bank Term Loan (L + 130)		300,000	1.40%	Variable	Sep-23	1.7	No
$125MM Private Placement Term Loan		125,000	3.99%	Fixed	Jan-23	1.0	No
$50MM Private Placement Term Loan		50,000	3.99%	Fixed	Nov-23	1.8	No
$75MM Private Placement Term Loan		75,000	3.93%	Fixed	Sep-24	2.7	No
$50MM Private Placement Term Loan		50,000	4.33%	Fixed	Nov-25	3.8	No
$100MM Private Placement Term Loan		100,000	4.51%	Fixed	Jan-27	5.0	No
$400MM Senior Unsecured Notes		400,000	3.00%	Fixed	Feb-31	9.1	No
Fannie Mae Term Loans		60,139	3.79%	Fixed	Apr-25	3.3	Yes
Fannie Mae Term Loan		16,899	4.60%	Fixed	Jul-25	3.5	Yes
Total Debt	$	1,252,038					
Weighted Averages			2.95%			4.4	

[1] As of December 31, 2021.
[2] Variable rates based on 1-month USD LIBOR on December 31, 2021.
[3] NHI exercised a 1-year extension option effective April 30, 2021.

Debt Maturity Schedule[1]

(dollars in millions)



$800
$700
$600
$500
$400
$300
$200
$100
$0
Senior Notes
Line of Credit
Term Loans
Available Line of Credit
Secured Debt
Private Placement
$625
$550
$75
$475
$300
$175
$75
$75
$127
$77
$50
$-
$100
$100
$400
$400
2022
2023
2024
2025
2026
2027
Thereafter

SELECT DEBT COVENANTS

Select Credit Facility, Private Placement and Public Bond Covenants[1]

Credit Facility	Requirement	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
Leverage ratio	<= 60%	46%	44%	46%	43%	44%
Unencumbered leverage ratio	<= 60%	52%	49%	51%	46%	48%
Secured leverage ratio	<= 30%	3%	3%	3%	3%	3%
Fixed charge coverage ratio	>= 1.75	5.49	5.71	6.03	6.13	6.03
Tangible net worth	$965MM + 75% of future equity proceeds	Pass	Pass	Pass	Pass	Pass

Private Placement	Requirement	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
Leverage ratio	<= 60%	46%	44%	46%	43%	44%
Unencumbered leverage ratio	<= 60%	52%	49%	51%	46%	48%
Secured leverage ratio	<= 30%	3%	3%	3%	3%	3%
Fixed charge coverage ratio	>= 2.00	4.53	4.73	5.08	5.16	5.45
Tangible net worth	$650MM + 85% of future equity proceeds	Pass	Pass	Pass	Pass	Pass

Public Bonds	Requirement	Q4 2021	Q3 2021	Q2 2021	Q1 2021	Q4 2020
Leverage ratio	<= 60%	38%	38%	40%	41%	N/A
Secured leverage ratio	<= 40%	2%	3%	3%	3%	N/A
Debt service ratio	>= 1.50	7.10	5.93	7.33	5.60	N/A
Unencumbered asset ratio	>= 150%	267%	270%	255%	248%	N/A

Credit Ratings	Moody's	S&P Global	Fitch Ratings
Senior Unsecured Debt	Baa3	BBB-	BBB-
Issuer	Baa3	BBB-	BBB-
Outlook	Negative	Stable	Stable

[1] *These calculations are made in accordance with the respective debt agreements and may be different than other metrics presented.*

FINANCIAL

A DISCIPLINED APPROACH TO VALUE CREATION

- STEADY REVENUE AND CASH FLOW GROWTH
- STRONG RELATIVE LONG-TERM PERFORMANCE
- STRONG DIVIDEND AND HEALTHY PAYOUT RATIO

Cash NOI: 2.0% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$251.5
$271.5
$290.5
$302.8
$272.6
2017
2018
2019
2020
2021

Adjusted EBITDA: 0.2% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$265.0
$279.8
$298.4
$307.4
$266.6
2017
2018
2019
2020
2021

Normalized FAD: 1.4% CAGR (dollars in millions)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$198.0
$214.4
$226.5
$239.7
$209.5
2017
2018
2019
2020
2021

NFFO Per Share: (3.4)% CAGR


$6
$5
$4
$3
$2
$1
$0
$5.29
$5.46
$5.50
$5.60
$4.60
2017
2018
2019
2020
2021

PERFORMANCE

Normalized FFO / Share (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
2-Year
3-Year
4-Year
5-Year
6-Year
(8.0)%
(8.6)%
(5.2)%
(7.6)%
(3.1)%
(6.4)%
(0.9)%
(6.2)%
(-)%
(4.9)%

Peer Average Source: Wells Fargo Securities; based on FY 2021 consensus estimates

Dividends / Share (CAGR) NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
2-Year
3-Year
4-Year
5-Year
6-Year
(4.8)%
(9.2)%
(1.7)%
(8.0)%
(-)%
(5.8)%
1.1%
(5.3)%
1.9%
(4.3)%

Peer Average Source: Wells Fargo Securities; based on results through 4Q 2021

Dividends Regular Special


$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021

General & Administrative Cost as % of Total Revenue


9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
4.4%
4.3%
4.2%
4.0%
6.2%
2017
2018
2019
2020
2021

Total Return NHI MSCI US REIT Index S&P 500 TR Index


400
350
300
250
200
150
100
50
0
3.3%
66.4%
100.4%
16.6%
66.8%
133.4%
36.9%
85.8%
164.9%
153.3%
192.3%
362.6%
3 Year
5 Year
7 Year
10 Year

Regular Dividends and Payout Ratio


DIVIDEND PER SHARE
NFFO PAYOUT RATIO
$4.40
$4.20
$4.00
$3.80
$3.60
$3.40
$3.20
$3.00
$3.80
$4.00
$4.20
$4.41
$3.80
85%
80%
75%
70%
65%
60%
55%
50%
2017
2018
2019
2020
2021

BALANCE SHEETS

(in thousands, except share and per share amounts)

		December 31, 2021		December 31, 2020
Assets				
Real estate properties				
Land	$	186,658	$	220,361
Buildings and improvements		2,707,422		3,041,616
Construction in progress		468		3,093
		2,894,548		3,265,070
Less accumulated depreciation		(576,668)		(597,638)
Real estate properties, net		2,317,880		2,667,432
Mortgage and other notes receivable, net		299,952		292,427
Cash and cash equivalents		37,412		43,344
Straight-line rent receivable		96,198		95,703
Assets held for sale, net		66,398		—
Other assets		21,036		21,583
Total Assets	$	2,838,876	$	3,120,489
Liabilities and Stockholders' Equity				
Debt	$	1,242,883	$	1,499,285
Accounts payable and accrued expenses		23,181		25,189
Dividends payable		41,266		49,818
Lease deposit liabilities		8,838		10,638
Deferred income		5,725		12,614
Total Liabilities		1,321,893		1,597,544
Commitments and Contingencies				
National Health Investors Stockholders' Equity:				
Common stock, $0.01 par value; 100,000,000 shares authorized;				
45,850,599 and 45,185,992 shares issued and outstanding, respectively		459		452
Capital in excess of par value		1,591,182		1,540,946
Cumulative dividends in excess of net income		(84,558)		(22,015)
Accumulated other comprehensive loss		—		(7,149)
Total National Health Investors Stockholders' Equity		1,507,083		1,512,234
Noncontrolling interests		9,900		10,711
Total Equity		1,516,983		1,522,945
Total Liabilities and Stockholders' Equity	$	2,838,876	$	3,120,489

STATEMENTS OF INCOME

(in thousands, except share and per share amounts)

Quarter Ended December 31,	2021	2020
Revenues	*(unaudited)*	*(unaudited)*
Rental income	$ 60,907	74,941
Interest income and other	8,761	6,297
	69,668	81,238
Expenses		
Depreciation	19,299	21,024
Interest	12,282	12,293
Legal	701	427
Franchise, excise and other taxes	79	(19)
General and administrative	3,202	3,176
Taxes and insurance on leased properties	4,119	2,463
Loan and realty (gains) losses	28,441	(11)
	68,123	39,353
Loss on note retirement	(1,462)	(3,924)
Loss from equity method investment	—	(1,108)
Gain on sale of real estate	6,072	309
Other income	350	—
Net income	$ 6,505	$ 37,162
Less: net (income) loss attributable to noncontrolling interests	(28)	(23)
Net income attributable to common stockholders	$ 6,477	$ 37,139
Weighted average common shares outstanding:		
Basic	45,850,599	44,859,894
Diluted	45,850,718	44,861,469
Earnings per common share:		
Net income attributable to common stockholders - basic	$ 0.14	$ 0.83
Net income attributable to common stockholders - diluted	$ 0.14	$ 0.83

RECONCILIATIONS

(in thousands, except share and per share amounts)

Quarter Ended December 31,	2021	2020
	(unaudited)	*(unaudited)*
Net income attributable to common stockholders	$ 6,477	$ 37,138
Elimination of certain non-cash items in net income:		
Depreciation	19,299	21,024
Depreciation related to noncontrolling interests	(210)	(210)
Gains on sale of real estate	(6,072)	(309)
Impairment of real estate	29,355	—
NAREIT FFO attributable to common stockholders	48,849	57,643
Litigation settlement	(350)	—
Lease termination fee	(2,464)	—
Loss on early retirement of debt	1,462	3,924
Non-cash write-off of straight-line rent receivable	1,144	—
Normalized FFO attributable to common stockholders	48,641	61,567
Straight-line lease revenue, net	(3,558)	(4,930)
Straight-line lease revenue, net, related to noncontrolling interests	25	29
Straight-line lease expense related to equity method investment	(9)	31
Amortization of lease incentives	252	252
Amortization of original issue discount	80	—
Amortization of debt issuance costs	554	823
Amortization related to equity method investment	(216)	726
Note receivable credit loss expense	(185)	(11)
Non-cash stock-based compensation	989	290
Equity method investment capital expenditures	(105)	(105)
Equity method investment non-refundable fees received	(557)	331
Normalized FAD attributable to common stockholders	$ 45,911	$ 59,003
BASIC		
Weighted average common shares outstanding	45,850,599	44,859,894
NAREIT FFO attributable to common stockholders per share	$ 1.07	$ 1.28
Normalized FFO attributable to common stockholders per share	$ 1.06	$ 1.37
DILUTED		
Weighted average common shares outstanding	45,850,718	44,861,469
NAREIT FFO attributable to common stockholders per share	$ 1.07	$ 1.28
Normalized FFO attributable to common stockholders per share	$ 1.06	$ 1.37
PAYOUT RATIOS		
Regular dividends per common share	$ 0.90	$ 1.1025
Normalized FFO payout ratio per diluted common share	84.9%	80.5%
Dividends declared	$ 41,266	$ 49,818
Normalized FFO payout ratio	84.8%	80.9%
Normalized FAD payout ratio	89.9%	84.4%

RECONCILIATIONS

(dollars in thousands)

Adjusted EBITDA Reconciliation		Quarter Ended December 31, 2021		2020
Net income	$	6,505	$	37,162
Interest expense		12,282		12,293
Franchise, excise, and other taxes		79		(19)
Depreciation		19,299		21,024
NHI's share of EBITDA adjustments for unconsolidated entities		678		843
Gain on sale of real estate		(6,072)		(309)
Impairment of real estate		29,355		—
Loss on note retirement		1,462		3,924
Non-cash write-off of straight-line rent receivable		1,144		—
Litigation Settlement		(350)		—
Lease termination fee		(2,464)		—
Note receivable credit loss expense		(185)		(11)
Adjusted EBITDA	$	61,733	$	74,907
Interest expense at contractual rates		9,811	$	9,759
Interest rate swap payments, net		1,857		1,797
Principal payments		187		165
Fixed Charges	$	11,855	$	11,721
Fixed Charge Coverage		5.2x		6.4x

Net Debt to Adjusted EBITDA		
Consolidated Total Debt	$	1,242,883
Less cash and cash equivalents		(37,412)
Consolidated Net Debt	$	1,205,471
Adjusted EBITDA	$	61,733
Annualizing Adjustment		185,199
Annualized impact of recent investments, disposals and payoffs		(2,364)
	$	244,568
Consolidated Net Debt to Adjusted EBITDA		4.9x

Cash NOI		Q4 2021		Q4 2020		YTD 2021		YTD 2020
Rental income	$	60,907	$	74,941	$	271,049	$	307,208
Straight-line rent income		(2,414)		(4,930)		(14,603)		(20,411)
Taxes and insurance on leased properties		(4,119)		(2,463)		(11,638)		(9,653)
Amortization of lease incentives		252		252		1,026		987
Lease payments received from tenants	$	54,626	$	67,800	$	245,834	$	278,131
Interest income and other		8,761		6,297		27,666		25,603
Amortization of commitment fees and discounts		(97)		(295)		(865)		(905)
Cash NOI	$	63,290	$	73,802	$	272,635	$	302,829
Period over Period change ($)	$	(10,512)			$	(30,194)		
Period over Period change (%)		(14.2)%				(10.0)%		

DISPOSITIONS

(dollars in thousands)

BUILDING/ TENANT	UNITS	BUILDINGS	NET PROCEEDS	ANNUALIZED CASH RENT[1]	ANNUALIZED CASH NOI[1]	IMPLIED CASH RENT YIELD[1]	IMPLIED CASH NOI YIELD[1]	EDITDARM COVERAGE[1]
SENIOR HOUSING DISPOSITIONS								
Q2 2021								
Bickford	247	6	$ 39,924[2]					
Q3 2021								
Holiday	1,030	9	119,799					
Q3 2021								
Senior Living Management	131	1	12,847					
Q4 2021								
Brookdale Senior Living	76	1	11,880					
Q4 2021								
Senior Living Management	98	1	7,275					
Q4 2021								
Genesis Healthcare	180	1	3,723					
TOTAL SENIOR HOUSING	1,762	19	$ 195,448	$ 19,151	$ 4,744	9.8%	2.4%	0.51x
HOSPITAL & MOB DISPOSITIONS								
Q2 2021								
North Okaloosa	110	1	$ 3,887					
Q3 2021								
Trustpoint Hospital	217	1	31,215					
Q3 2021								
Kentucky River	55	1	8,314					
Q1 2022								
Pasadena	24	1	4,864					
TOTAL HOSPITAL & MOB	406	4	$ 48,280	$ 7,023	$ 3,057	14.5%	6.3%	3.13x
TOTAL DISPOSITIONS	2,168	23	$ 243,728	$ 26,174	$ 7,801	10.7%	3.2%	1.21x

[1] *Based on annualized three-month results through the most recent quarter in which the building was sold.*
[2] *Excludes a $13.0 million second mortgage note provided by NHI.*

DEFERRALS, ABATEMENTS & COLLECTIONS[3]

(dollars in thousands)

DEFERRALS	Q3 2020	Q4 2020	2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	2021	CUMULATIVE
Bickford	$ —	$ 3,750	$ 3,750	$ 3,750	$ 6,500	$ 3,500	$ 4,500	$ 18,250	$ 22,000
Holiday	—	—	—	—	1,200	600	—	1,800	1.800
All Others	534	698	1,232	447	2,201	1,675	2,433	6,756	7,988
Total	$ 534	$ 4,448	$ 4,982	$ 4,197	$ 9,901	$ 5,775	$ 6,933	$ 26,806	$ 31,788

ABATEMENTS	Q3 2020	Q4 2020	2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	2021	CUMULATIVE
Bickford	$ 2,100	$ —	$ 2,100	$ —	$ —	$ —	$ —	$ —	$ 2,100
All Others	20	30	50	—	242	242	758	1,242	1,292
Total	$ 2,120	$ 30	$ 2,150	$ —	$ 242	$ 242	$ 758	$ 1,242	$ 3,392

COLLECTIONS	Q3 2020	Q4 2020	2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	2021	CUMULATIVE
Bickford	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
All Others	—	—	—	—	—	44	38	82	82
Total	$ —	$ —	$ —	$ —	$ —	$ 44	$ 38	$ 82	$ 82

[3] *Includes all rent concessions accounted for as variable lease payments and as lease modifications.*

GLOSSARY

ANNUALIZED REVENUES

The term Annualized Revenue refers to the amount of revenue that our portfolio would generate if all leases and mortgages were in effect for the twelve-month calendar year, regardless of the commencement date, maturity date, or renewals. Therefore, annualized revenue is used for financial analysis purposes, and is not indicative of actual or expected results.

ADJUSTED EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

FFO, NORMALIZED FFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs. Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

In addition to the adjustments included in the calculation of Normalized FFO, Normalized FAD excludes the impact of any straight-line rent revenue, amortization of the original issue discount on our senior unsecured notes, amortization of debt issuance costs, non-cash stock based compensation, as well as certain non-cash items related to our equity method investment.

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock based compensation as well as certain non-cash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

FACILITY TYPES

SHO - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

FIXED CHARGES

The term Fixed Charges refers to interest expense and debt principal.

Peer Average

The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs:

Ventas, Inc.
Welltower, Inc.
LTC Properties, Inc.
Healthpeak Properties
Sabra Health Care REIT, Inc.

STABILIZED LEASE

A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

TOTAL RETURN

The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.

WACY

The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.

NOTES